EXHIBIT 23.1

                              [LETTERHEAD OF PFK]

                                                          PKF
                                                          Accountants & business
                                                          advisers


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-171103) of Pacific Bepure Industry, Inc. of our report dated March 28, 2011 relating to the financial statements, which appears in this Annual Report on Form 10-K.



/s/ PKF
----------------------------
PKF
Certified Public Accountants
Hong Kong, China
March 31, 2011